UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024 (March 14, 2024)

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Eagle Rock Ave

East Hanover, NJ 07936

(Address of Principal Executive Offices)

(973) 396-1720

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.00001 per share)	SSNT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 14, 2024, SilverSun Technologies, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Investment Agreement, dated as of December 3, 2023 (as it may be amended or supplemented, the “Investment Agreement”), by and among Jacobs Private Equity II, LLC, a Delaware limited liability company (“JPE”), and the other investors party thereto (the “Other Investors,” and together with JPE, the “Investors”), pursuant to which the Investors will make an aggregate investment of $1,000,000,000 in cash in the Company, including $900,000,000 from JPE (the “Equity Investment”).

As of February 12, 2024, the record date for the Special Meeting (the “Record Date”), there were 5,315,581 shares of common stock, par value $0.00001 per share, of the Company (the “common stock”), each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 3,543,404 shares of common stock, representing approximately 66.66% of the outstanding shares issued and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

The affirmative vote of a majority of the 5,315,581 shares of common stock outstanding and entitled to vote as of the Record Date was required to approve Proposals 2-8. The affirmative vote of stockholders representing a majority of the votes properly cast by stockholders present in person or represented by proxy at the Special Meeting was required to approve Proposals 1 and 9. The final voting results on the proposals presented for stockholder approval at the Special Meeting are described below. For more information on each of these proposals, see the Company’s Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on February 13, 2024 (the “Proxy Statement”).

Proposal No. 1: To approve the issuance and sale to Jacobs Private Equity II, LLC, a Delaware limited liability company (“JPE”), and the Other Investors (as defined in the Investment Agreement, dated as of December 3, 2023, by and among the Company, JPE and the Other Investors (the “Investment Agreement”)) of the Securities (as defined in the Investment Agreement), and the other transactions contemplated by the Investment Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,494,060	17,890	31,454	-

Proposal No. 2: To approve the adoption of the Fifth Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which would become effective prior to and in connection with the closing of the Equity Investment (as defined in the Investment Agreement).

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,257,387	254,535	31,482	-

Proposal No. 3: To approve separately a feature of the Amended and Restated Certificate of Incorporation implementing the Reverse Stock Split (as defined in the Investment Agreement).

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,497,179	44,390	1,835	-

Proposal No. 4: To approve separately a feature of the Amended and Restated Certificate of Incorporation effecting an increase in the number of authorized shares of common stock to 2,000,000,000 and an increase in the number of authorized shares of preferred stock to 10,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,491,436	43,914	8,054	-

Proposal No. 5: To approve separately a feature of the Amended and Restated Certificate of Incorporation specifying the circumstances under which stockholders are able to act by written consent in lieu of a stockholder meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,240,159	247,171	56,074	-

Proposal No. 6: To approve separately a feature of the Amended and Restated Certificate of Incorporation specifying the circumstances under which a special meeting of stockholders may be called.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,228,961	255,227	59,216	-

Proposal No. 7: To approve separately a feature of the Amended and Restated Certificate of Incorporation designating the exclusive forums in which certain claims relating to the Company may be brought.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,459,978	42,761	40,665	-

Proposal No. 8: To approve separately a feature of the Amended and Restated Certificate of Incorporation providing for exculpation of directors and officers to the extent permitted by the Delaware General Corporation Law (the “DGCL”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,230,447	277,983	34,974	-

Proposal No. 9: To approve the QXO, Inc. 2024 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,149,618	338,190	55,596	-

On the basis of the above votes, (i) the proposal to approve the issuance and sale to the Investors of the Securities was approved; (ii) the proposal to adopt the Amended and Restated Certificate of Incorporation was approved; (iii) the proposal to approve separately the feature of the Amended and Restated Certificate of Incorporation implementing the Reverse Stock Split was approved; (iv) the proposal to approve separately the feature of the Amended and Restated Certificate of Incorporation effecting an increase in the number of authorized shares of common stock to 2,000,000,000 and an increase in the number of authorized shares of preferred stock to 10,000,000 was approved; (v) the proposal to approve separately the feature of the Amended and Restated Certificate of Incorporation specifying the circumstances under which stockholders are able to act by written consent in lieu of a meeting was approved; (vi) the proposal to approve separately the feature of the Amended and Restated Certificate of Incorporation specifying the circumstances under which a special meeting of stockholders can be called was approved; (vii) the proposal to approve separately the feature of the Amended and Restated Certificate of Incorporation designating the exclusive forums in which certain claims relating to the Company may be brought was approved; (viii) the proposal to approve separately the feature of the Amended and Restated Certificate of Incorporation providing for exculpation of directors and officers to the extent permitted by the DGCL was approved; and (ix) the QXO, Inc. 2024 Omnibus Incentive Plan was approved.

Item 8.01 Other Events.

On March 15, 2024, the Company jointly issued a press release with JPE announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 15, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: March 15, 2024	By:	/s/ Mark Meller
Mark Meller
President, Chief Executive Officer

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